UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

DARKPULSE, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

DARKPULSE, INC.

2325 E Camelback Rd, Suite 400

Phoenix, AZ 85016

January [*], 2026

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

To the Stockholders of DarkPulse, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of DarkPulse, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), in connection with the corporate actions described below taken by the Company’s Board of Directors (“Board”) and by, Dennis O’Leary, a shareholder representing a majority of the voting control of the Company (the “Majority Shareholder”). The Majority Shareholder, by written consent in lieu of a meeting delivered on January 20, 2026, pursuant to Section 228 of Title 8 the Delaware General Corporation Law (“DGCL”) and Article II, Section 11 of our bylaws, provided approval for the following corporate action (the “Authorization”):

Item 1.	Approval of a proposal to amend our Certificate of Incorporation (the “Certificate of Incorporation”) to decrease our authorized shares of common stock, par value $0.0001 per share (the “Common Stock”), from 30,000,000,000 to 20,000,000,000 (the “Authorized Decrease”).

All of the members of the Board, by unanimous written consent in lieu of a meeting, as provided under the DGCL, provided similar authorization on January 15, 2026.

The accompanying Information Statement is being furnished to our stockholders of record as of January 20, 2026 (the “Record Date”), in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the action taken by written consent. As the matter set forth in the accompanying Information Statement has been duly authorized and approved by the written consent of the holder of more than a majority of the Company’s voting securities, your vote or consent is not requested or required to approve this matter. The accompanying Information Statement is provided solely for your information, and also serves the purpose of informing stockholders of the matter described herein pursuant to Section 14(c) of the Exchange Act and the rules and regulations prescribed thereunder, including Regulation 14C. The accompanying Information Statement also serves as the notice required by Section 228 of Title 8 of the DGCL of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders. You do not need to do anything in response to this Notice and the Information Statement.

Pursuant to Rule 14c-2(b) promulgated by the SEC under the Exchange Act, the actions approved by the Authorizations and the written consent of the Board, cannot become effective until 20 days from the date of mailing of the Definitive Information Statement to our stockholders as of the Record Date.

THIS IS NOT A NOTICE OF A MEETING AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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By Order of the Board of Directors

/s/ Dennis O’Leary
Dennis O’Leary

Chief Executive Officer

January [*], 2026

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the DGCL are afforded to the Company’s stockholders as a result of the approval of the Authorization.

The consents we have received constitute the only stockholder approval required under the DGCL, our Certificate of Incorporation, and our Bylaws, to approve the Authorized Decrease. Our Board of Directors is not soliciting your consent or your proxy in connection with the action and neither any consents nor any proxies are being requested from stockholders.

Vote Required

The vote, which was required to approve the above Authorization, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each share of Common Stock entitles the holder thereof to one vote. The holders of Series A Preferred Stock are entitled to a number of votes equal to the fully-diluted number of votes not including the Series A Preferred Stock plus 1,000,000 votes. Each share of Series D Preferred Stock is entitled to 6,000 votes per share.

The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on January 20, 2026 (the “Record Date”). As of the Record Date, the Company had an aggregate voting power of 1,245,835,602 votes attributable to all outstanding shares of voting stock outstanding, with such votes held by 100 shares of Series A Super Voting Preferred Stock, 67,647 shares of Series D Preferred Stock and the outstanding shares of Common Stock. All outstanding shares are fully paid and nonassessable.

Vote Obtained

Section 228(a) of the DGCL and Section Article II, Section 11 of our bylaws provide that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, via written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The approximate ownership percentage of the voting stock of the Company as of the Record Date of the consenting stockholder who voted to approve the Authorized Decrease totaled in the aggregate approximately 82.62%.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, no advance notice is required to be provided to the other shareholders, who have not consented in writing to such action, of the taking of the stated corporate action without a meeting of stockholders. No additional action will be undertaken pursuant to such written consents, and no dissenters’ rights under the DGCL are afforded to the Company’s stockholders as a result of the action to be taken.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

The following approvals should be read in conjunction with the information provided in the Table of Contents above.

ITEM 1. – DECREASE IN AUTHORIZED SHARES

Our Board of Directors and the holder of a majority of the voting power of our stockholders have approved an amendment to our Certificate of Incorporation to decrease our authorized shares of Common Stock from 30,000,000,000 to 20,000,000,000. The decrease in our authorized shares of Common Stock will become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. We will file the amendment to our Certificate of Incorporation to effect the decrease in our authorized shares of Common Stock (the “Amendment”) approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders.

Outstanding Shares and Purpose of the Amendment

Our Certificate of Incorporation currently authorizes us to issue a maximum of 30,000,000,000 shares of Common Stock. As of January 20, 2026, we had 93,007,801 shares of Common Stock issued and outstanding. Following the effectiveness of the Amendment, our authorized shares of Common Stock will be reduced to 20,000,000,000. A summary of our capital structure and the reasons for the Authorized Decrease is set forth below.

Based on the foregoing, the Board of Directors believes that the Authorized Decrease in our authorized Common Stock is appropriate in light of our current and anticipated capital requirements and financing plans and will better align our capital structure with the interests of our stockholders by limiting potential future dilution while still providing sufficient flexibility for future corporate purposes.

Effects of the Decrease in Authorized Common Stock

The Authorized Decrease will not, by itself, change the number of shares of Common Stock that are issued and outstanding. However, by reducing the total number of authorized shares of Common Stock, the Amendment will reduce the number of shares of Common Stock available for future issuance, whether in connection with capital-raising transactions, strategic transactions, equity incentive awards, or otherwise. Although the Authorized Decrease will not, in itself, have any effect on the rights of any holder of our Common Stock, the availability of fewer authorized but unissued shares may limit the Company’s ability to issue additional shares in the future without further stockholder approval and, as a result, may reduce the potential dilutive impact on existing stockholders relative to having a higher number of authorized shares.

At present, the Board of Directors has no specific plans to issue the shares of Common Stock that will remain authorized but unissued after the Authorized Decrease (except as disclosed in our previous SEC filings). However, we anticipate that some of these authorized but unissued shares may be used in the future for various purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding our business or product lines through the acquisition of other businesses or products.

Because the Authorized Decrease will reduce the number of authorized shares of Common Stock, it will also reduce the number of authorized but unissued shares of Common Stock available to be issued in the future. Under certain circumstances, a large number of authorized but unissued shares can have an anti-takeover effect by enabling the Board to issue additional shares to parties friendly to management in order to dilute the voting power of a potential acquiror. The Authorized Decrease may, to some extent, limit the availability of such a defensive measure by reducing the number of shares of Common Stock that could be issued without further stockholder approval. However, the Board does not view the Authorized Decrease as the adoption of an anti-takeover measure and is not aware of any attempt to take control of the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information as to our directors, named executive officers, and executive officers and each person owning of record or was known by the Company to own beneficially shares of stock greater than 5% of the 93,096,036 (93,007,801 common plus 88,235 preferred) shares as of the Record Date. The table includes preferred stock that is convertible into common stock and information as to the ownership of the Company's Stock by each of its directors, named executive officers, and executive officers and by the directors and executive officers as a group. There were no stock options outstanding as of the Record Date. Except as otherwise indicated, all shares are owned directly, and the persons named in the table have sole voting and investment power with respect to shares shown as beneficially owned by them. The address for each of our directors, named executive officers, and executive officers is 2325 E Camelback Rd, Suite 400, Phoenix, AZ 85016.

Name and Position	Shares of Common Stock Owned	Shares of Series A Preferred Stock Owned(1)	Shares of Series D Preferred Stock Owned(2)	Amount and Nature of Beneficial Ownership(3)	Percentage of Beneficial Ownership	Votes	Percentage of Votes
Dennis O’Leary, CEO and Director	–	100	67,647	135,294	*	1,029,299,801	82.62%
Dr. Anthony Brown, Director	–	–	5,882	11,764	*	35,292,000	*
Craig Atkin, Director	–	–	–	–	–	0	–
George Pappas	2,000,000	–	–	–	–	2,000,000	*
Total named executive officers, executive officers, and directors (four persons)	2,000,000	100	73,529	147,058	*	1,066,591,801	83.00%

* Less than 1%

(1)	The shares of Series A Preferred Stock are not convertible into shares of the Company’s Common Stock. The holders of the Series A Preferred Stock shall be entitled to vote, on a pro-rata basis, on all matters subject to a vote or written consent of the holders of the Company’s Common Stock, and on all such matters, the shares of Series A Preferred Stock shall be entitled to that number of votes equal to the number of votes that all issued and outstanding shares of Common Stock and all other securities of the Company are entitled to, as of any such date of determination, on a fully diluted basis, plus 1,000,000 votes, it being the intention that the holders of the Series A Preferred Stock shall have effective voting control of the Company, on a fully diluted basis.

(2)	Each share of Series D Preferred Stock is convertible, at the option of the holder, into two shares of our Common Stock. Each share of Series D Preferred Stock entitles the holder to 6,000 votes on all matters submitted to a vote of our stockholders and is convertible at the election of the holder into two shares of Common Stock.

(3)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Information Statement.

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INTERESTS OF CERTAIN PERSONS IN THE AUTHORIZATIONS

Unless indicated herein, no officer, director, nominee for election as a director, associate of any director, executive officer or nominee, or beneficial owner of more than 5% of our Common Stock has any substantial interest in the matters acted upon by our Board and shareholders, other than in their role as an officer, director or beneficial owner.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the stockholder approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties, and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements.

ADDITIONAL INFORMATION

Householding of Materials

Unless we have received contrary instructions, we may send a single copy of this Information Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at 2325 E Camelback Rd, Suite 400, Phoenix, AZ 85016, (800) 436-1436 to inform us of such stockholder’s request; or

●	If a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly.

Costs

We will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries who are record holders of our Common Stock for the forwarding of this Information Statement to the beneficial owners of our Common Stock. We will reimburse these brokers, custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

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Where you can find more information

We are subject to the information requirements of the Exchange Act, and file annual, quarterly, and special reports, proxy statements, and other information with the SEC. You may read and copy any reports, statements, or other information we file at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the operation of the SEC’s public reference facilities. The SEC maintains a website that contains reports, proxy statements, and other information, including those filed by us, at http://www.sec.gov.

You may request a copy of these filings, at no cost, by requesting them via e-mail from the Company at the following address and telephone number:

Dennis O’Leary

Chief Executive Officer

2325 E Camelback Rd

Suite 400

Phoenix, AZ 85016

(800) 436-1436

doleary@darkpulse.com

Our Common Stock is currently quoted on the OTCID under the symbol “DPLS.”

Our transfer agent is Standard Registrar and Transfer Company. Their address is 440 East 400 South, Suite 200, Salt Lake City, UT 84111 and their telephone number is (801) 571-8844.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act. This Information Statement is being mailed on or about January [*], 2026 to all stockholders of record as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

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